UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

CNL Retirement Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 23, 2005, we amended and restated our $85 million credit agreement dated March 17, 2003, and closed on a $320 million amended and restated senior secured revolving credit facility. The amended facility permits us to expand our borrowing capacity to a total of $400 million and has an initial maturity date of August 23, 2007. The credit facility requires interest only payments varying from monthly to quarterly through maturity. Pricing was reduced at closing from LIBOR plus 300 basis points to LIBOR plus 150 basis points. The Company’s LIBOR margin under the credit facility will adjust as the Company’s leverage changes. The amended facility is currently secured by 36 seniors' housing properties that in the aggregate only allow us to draw up to $280 million.

    The Company and certain of its subsidiaries and affiliates have entered into the amended and restated credit agreement with the following lenders: Bank of America, N.A., JPMorgan Chase Bank, N.A., General Electric Capital Corp., Wachovia Bank, N.A., Key Bank, N.A., HSH Nordbank, Regions Bank and LaSalle Bank, N.A.

     The credit agreement dated March 17, 2003 was filed as Exhibit 10.54 to Pre-Effective Amendment No. One to the Company's Registration Statement on Form S-11 filed March 24, 2003. The amended and restated credit agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the amended and restated credit agreement.

Reference is made to the press release dated August 29, 2005 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Agrangement of a Registrant

    Please see the description contained under "Item 1.01 - Entry into a Material Definitive Agreement," which is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No. 10.1
Credit Agreement dated as of March 17, 2003 by and among CNL Retirement Partners, LP, as Borrower, CNL Retirement GP Corp., as a Parent and Guarantor, CNL Retirement LP Corp., as a Parent and Guarantor, CNL Retirement Properties, Inc. and each of the other Guarantors, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Sole Lead Arranger and as Book Manager, and the financial institutions party hereto and their assignees under Section 11.7, as Lenders (Previously filed as Exhibit 10.54 to Pre-Effective Amendment No. One to the Registrant’s Registration Statement on Form S-11 filed March 24, 2003 and incorporated herein by reference.)

Exhibit No. 10.2
Amended and Restated Credit Agreement dated as of August 23, 2005 among CNL Retirement Partners, LP, as Borrower, CNL Retirement GP Corp., CNL Retirement LP Corp., CNL Retirement Properties, Inc. and each of the other Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A. and General Electric Capital Corporation as Co-Syndication Agents, Wachovia Bank, National Association and Key Bank National Association, as Co- Documentation Agents and the other lenders party hereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (Filed herewith.)

	Exhibit No. 99.1	Press Release dated August 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Date: August 29, 2005	/s/ Clark Hettinga
Clark Hettinga
Chief Financial Officer

EXHIBIT INDEX

10.1
Credit Agreement dated as of March 17, 2003 by and among CNL Retirement Partners, LP, as Borrower, CNL Retirement GP Corp., as a Parent and Guarantor, CNL Retirement LP Corp., as a Parent and Guarantor, CNL Retirement Properties, Inc. and each of the other Guarantors, Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Sole Lead Arranger and as Book Manager, and the financial institutions party hereto and their assignees under Section 11.7, as Lenders (Previously filed as Exhibit 10.54 to Pre-Effective Amendment No. One to the Registrant’s Registration Statement on Form S-11 filed March 24, 2003 and incorporated herein by reference.)

10.2
Amended and Restated Credit Agreement dated as of August 23, 2005 among CNL Retirement Partners, LP, as Borrower, CNL Retirement GP Corp., CNL Retirement LP Corp., CNL Retirement Properties, Inc. and each of the other Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A. and General Electric Capital Corporation as Co-Syndication Agents, Wachovia Bank, National Association and Key Bank National Association, as Co- Documentation Agents and the other lenders party hereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (Filed herewith.)

99.1	Press Release dated August 29, 2005.